Annual Report

FLORIDA
INTERMEDIATE
TAX-FREE FUND

FEBRUARY 29, 2000

[LOGO]
T. ROWE PRICE

REPORT HIGHLIGHTS

Florida Intermediate Tax-Free Fund

o Interest rates rose and bond prices fell as the Federal Reserve took steps to reduce inflationary pressures.

o Fund returns were weak for the most recent 6- and 12-month periods but ahead of our Lipper peer group average.

o Our duration strategy helped boost the fund's dividend yield as we positioned the portfolio for the year ahead.

o Municipal yields are currently very attractive compared with yields on taxable alternatives.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

The Federal Reserve raised the federal funds rate three times in 1999 and twice so far in 2000 in a continuing effort to slow economic growth to a pace that will reduce inflationary pressures. Reflecting a powerful economy and higher interest rates, many intermediate-term bond funds posted negative returns during the 6- and 12-month periods ended February 29, although the tone of the market began to improve early this year. The Florida Intermediate Tax-Free Fund's returns were weak in both periods but better than those of the Lipper peer group average.

MARKET ENVIRONMENT

             30-Year AAA          5-Year AAA            1-Year Moody's
          General Obligation   General Obligation    Investment Grade 1 Note
          ------------------   ------------------    -----------------------
2/28             4.99                3.78                      3
                 5.04                3.83                      3.15
                 5.08                3.85                      3.2
5/31             5.16                4                         3.2
                 5.33                4.33                      3.5
                 5.41                4.3                       3.55
8/31             5.6                 4.4                       3.75
                 5.7                 4.43                      3.75
                 5.89                4.58                      3.95
11/30            5.87                4.53                      3.95
                 5.93                4.68                      4.1
                 6.03                4.9                       4.1
2/29             5.9                 4.94                      4.2

     *********************************************************************
The Fed has drawn a clear line in the sand in the face of a persistently strong economy, which surged more than 6% in the second half of 1999. By early 2000, it was evident that domestic demand was not slowing sufficiently to temper the powerful economy, which has been augmented by a recovery in U.S. exports and by increased government spending made possible by soaring tax receipts. In this environment, Fed Chairman Alan Greenspan left no room for doubt that the Fed will remain vigilant in its fight to contain inflation.

Interest rates and municipal bond yields rose in response to the Fed's hikes in key short-term rates. After outperforming taxable bonds during the first half of 1999, municipals lost ground in the second half as lower-quality tax-exempt securities, in particular, did poorly. Year-end was particularly challenging for municipal bond funds due to a confluence of events. Municipals began to weaken when some buyers fled into higher-yielding corporate bonds. In the fourth quarter, normally strong demand from retail investors waned because of competition from the surging stock market and from year-end tax loss selling. Redemptions from municipal bond funds increased as a result of these factors. One factor that aided municipals in 1999 was the relatively light supply of new issues, down 21% from the previous year.

The fund's fiscal year ended on a positive note, however, as prices climbed and longer-term municipal yields fell in February along with longer-term Treasury yields. The rally in bond prices began when the Treasury announced its intention to improve the liquidity of Treasury debt through a "buyback" program aimed at increasing the availability of popular "on the run" issues. The proposed reduction in federal debt sent shock waves through the bond market as investors scrambled to discern which maturities would be affected most and searched for alternative securities. The Treasury's buyback program led to an inversion of the yield curve, as 30-year Treasury yields fell below two-year yields. The municipal yield curve, however, maintained a positive slope, although it is flatter than it was last year.

--------------------------------------------------------------------------------
MUCH OF THE STATE'S JOB GROWTH WAS IN THE SERVICE SECTOR...
--------------------------------------------------------------------------------

Florida continued to experience rapid population growth and remained one of the nation's fastest-growing states. Much of the state's job growth was in the service sector, with construction and transportation close behind. Tourism remained a critical driver in services industries, and the Miami and Orlando areas have recently witnessed new development.

Bond issuance decreased 24% in 1999, in part due to rising interest rates and efforts by state officials to cap debt at "affordable" levels. The state continued to manage its financial operations responsibly, maintaining high credit ratings from each of the rating agencies. Fiscal year 1999 revenue growth slowed somewhat from the previous year but was still above projections. Much of the state's tax revenue growth came from the sales tax. To provide a cushion against potentially negative financial developments, Florida has increased its reserves to $787 million, or 5% of general fund revenues.

PERFORMANCE AND STRATEGY REVIEW

The fund posted a negative total return over the past year, as shown in the table on the next page, as income of 46 cents per share was not enough to offset the net asset value's (NAV's) decline of 62 cents. In the last six months, the fund's total return was slightly positive, as income of 23 cents per share offset the NAV's 19 cent decline. Results for both periods surpassed those of the fund's benchmark, the Lipper Florida Intermediate Municipal Debt Funds Average. The better relative performance was primarily attributable to our duration strategy and to relatively low fund expenses.

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
Periods Ended 2/29/00                   6 Months                12 Months
--------------------------------------------------------------------------------
Florida Intermediate
Tax-Free Fund                             0.38%                   -1.32%
--------------------------------------------------------------------------------
Lipper Florida Intermediate
Municipal Debt Funds Average             -0.01                    -1.85

One of our goals in a rising interest rate environment is to realize losses for tax purposes by selling certain holdings and reinvesting the proceeds in higher-yielding bonds. (This is why portfolio turnover tends to increase as interest rates rise.) As a result of recent portfolio changes, the fund's 6-month dividend yield has increased from 4.36% last August to 4.53% at the end of February. For investors in the 36% federal tax bracket, this is equivalent to a taxable yield of 7.08%.

We kept the portfolio's duration between 5.3 and 5.6 years during the last six months. (Duration is a measure of a bond fund's sensitivity to interest rates. For example, a fund with a duration of five years would fall or rise about 5% in price in response to a one-percentage-point rise or fall in interest rates.) When interest rates are rising, we attempt to reduce the portfolio's risk by maintaining a relatively low duration. When rates are falling, we would keep the duration in a range from 5.5 to 6.0 years to benefit from price appreciation of our holdings.

Earlier in the period, we had adopted a so-called "barbell" maturity structure, with positions in cash equivalents and longer maturities, which protects the portfolio against a flattening of the yield curve. (This occurs when short-term rates rise more than long-term rates and the difference between them narrows). Recently, we have begun to unwind it in favor of a "laddered" structure with maturities ranging between 10 and 15 years, since this area of the yield curve provides higher yields than a barbell structure. We accomplished this shift in the maturity structure by using cash reserves, as well as the proceeds from selling bonds maturing in more than 15 years, to increase our holdings of 10- to 15-year bonds without significantly changing the overall duration of the fund.

Overall, sector changes during the last six months were minimal. The most noteworthy adjustments in the fund's sector diversification--fewer holdings of water and sewer revenue bonds and larger positions in dedicated tax revenue bonds--do not reflect a change in our views on these high-quality sectors. Rather, the reallocation was simply a consequence of our strategy to increase the fund's yield and to change the portfolio's structure from a barbell to a ladder.

OUTLOOK

Economic growth has yet to show signs of slowing to a pace the Fed would prefer. Rather, available economic data suggest that real GDP growth could approach 5% in the first quarter of 2000. Except for soaring oil and some other commodity prices, overall inflation remains in check. However, the strong rate of economic growth is straining the supply of both labor and products. Cost pressures have been mounting, and the Fed is concerned that they will be reflected in higher inflation. As long as accelerating inflation remains a threat, the Fed is likely to move short-term rates higher in the months ahead.

Municipal prices have built up some momentum after their February gains. Light municipal supply to date continues to benefit our segment of the fixed income market, and there has been a slight pickup in cash flows into municipal bond funds. Any slowdown in economic growth as a result of Fed tightening should bode well for the overall bond market. Yields on municipal bonds are extremely attractive compared with taxable yields.

Florida issuance thus far in 2000 is high relative to other states but has not had a negative effect on the market. In fact, Florida bonds are performing relatively well, considering last year's cut in the Florida intangibles tax and the possibility of an additional reduction this year. The credit outlook for Florida also remains very good.

Respectfully submitted,

/s/ Charles B. Hill

Charles B. Hill
Chairman of the Investment Advisory Committee

March 24, 2000

T. ROWE PRICE FLORIDA INTERMEDIATE TAX-FREE FUND
--------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

KEY STATISTICS

                                                               8/31/99   2/29/00
--------------------------------------------------------------------------------

Price Per Share                                                $10.43    $10.24
-------------------------------------------------------------------------------

Dividends Per Share
-------------------------------------------------------------------------------
    For 6 months                                                 0.23      0.23
    ---------------------------------------------------------------------------
    For 12 months                                                0.45      0.46
    ---------------------------------------------------------------------------

Dividend Yield *
-------------------------------------------------------------------------------
    For 6 months                                                 4.36%     4.53%
    ---------------------------------------------------------------------------
    For 12 months                                                4.43      4.53
    ---------------------------------------------------------------------------

30-Day Standardized Yield                                        4.20      4.55
-------------------------------------------------------------------------------

Weighted Average Maturity (years)                                 7.4       7.4
-------------------------------------------------------------------------------

Weighted Average Effective Duration (years)                       5.4       5.6
-------------------------------------------------------------------------------

Weighted Average Quality **                                        AA        AA
-------------------------------------------------------------------------------

* Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value at the end of the period.
**    Based on T. Rowe Price research.

T. ROWE PRICE FLORIDA INTERMEDIATE TAX-FREE FUND
--------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

SECTOR DIVERSIFICATION
                                                         Percent of   Percent of
                                                         Net Assets   Net Assets
                                                            8/31/99      2/29/00
-------------------------------------------------------------------------------

Dedicated Tax Revenue                                           17%          26%
-------------------------------------------------------------------------------
General Obligation - Local                                      15           17
-------------------------------------------------------------------------------
Electric Revenue                                                 8            9
-------------------------------------------------------------------------------
Hospital Revenue                                                 9            9
-------------------------------------------------------------------------------
Air and Sea Transportation Revenue                               7            6
-------------------------------------------------------------------------------
Ground Transportation Revenue                                    6            6
-------------------------------------------------------------------------------
Water and Sewer Revenue                                         12            6
-------------------------------------------------------------------------------
Solid Waste Revenue                                              6            6
-------------------------------------------------------------------------------
Prerefunded Bonds                                                4            4
-------------------------------------------------------------------------------
Nuclear Revenue                                                  4            3
-------------------------------------------------------------------------------
Life Care/Nursing Home Revenue                                   2            3
-------------------------------------------------------------------------------
Housing Finance Revenue                                          2            2
-------------------------------------------------------------------------------
All Other                                                        8            2
-------------------------------------------------------------------------------
Other Assets Less Liabilities                                   --            1
===============================================================================
Total                                                          100%         100%

T. ROWE PRICE FLORIDA INTERMEDIATE TAX-FREE FUND
--------------------------------------------------------------------------------

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

         Lehman 7-Year GO    Lipper Florida Intermediate    Florida Intermediate
       Municipal Bond Index       Debt Funds Average           Tax-Free Fund
3/31/93       10,000                  10,000                      10,000
2/94          10,574                  10,596                      10,684
2/95          10,788                  10,813                      11,005
2/96          11,982                  11,769                      12,041
2/97          12,585                  12,159                      12,500
2/98          13,541                  12,970                      13,338
2/99          14,360                  13,581                      14,054
2/00          14,236                  13,356                      13,868

AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                                     Since  Inception
Periods Ended 2/29/00                    1 Year 3 Years  5 Years Inception       Date
-------------------------------------------------------------------------------------
Florida Intermediate Tax-Free Fund       -1.32%   3.52%     4.73%    4.84%    3/31/93
-------------------------------------------------------------------------------------

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE FLORIDA INTERMEDIATE TAX-FREE FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                      Year
                                     Ended
                                    2/29/00        2/28/99          2/28/98         2/28/97         2/29/96
NET ASSET VALUE
Beginning of period             $     10.86    $     10.75      $     10.52     $     10.61     $     10.14
                                ---------------------------------------------------------------------------
Investment activities
 Net investment income (loss)          0.46           0.46*            0.46*           0.46*           0.47*
 Net realized and
 unrealized gain (loss)               (0.60)          0.11             0.23           (0.07)           0.47
                                ---------------------------------------------------------------------------
 Total from
 investment activities                (0.14)          0.57             0.69            0.39            0.94
                                ---------------------------------------------------------------------------
Distributions
 Net investment income                (0.46)         (0.46)           (0.46)          (0.46)          (0.47)
 Net realized gain                    (0.02)            --               --           (0.02)             --
                                ---------------------------------------------------------------------------

 Total distributions                  (0.48)         (0.46)           (0.46)          (0.48)          (0.47)
                                ---------------------------------------------------------------------------
NET ASSET VALUE
End of period                   $     10.24    $     10.86      $     10.75     $     10.52     $     10.61
                                ===========================================================================

Ratios/Supplemental Data

Total return+                         (1.32)%         5.37%*           6.71%*          3.81%*          9.41%*
-----------------------------------------------------------------------------------------------------------
Ratio of total expenses to
average net assets                     0.60%          0.60%*           0.60%*          0.60%*          0.60%*
-----------------------------------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets                             4.35%          4.23%*           4.35%*          4.39%*          4.47%*
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                30.9%          26.9%            25.0%           75.8%           98.7%
-----------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $    84,116    $   102,620      $    90,941     $    78,783     $    67,260
-----------------------------------------------------------------------------------------------------------

+ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 0.60% voluntary expense limitation in effect through 2/28/99.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE FLORIDA INTERMEDIATE TAX-FREE FUND
--------------------------------------------------------------------------------
                                                               February 29, 2000

STATEMENT OF NET ASSETS                                                         Par         Value
-------------------------------------------------------------------------------------------------
                                                                                  In thousands
FLORIDA 94.7%

Brevard County HFA, Holmes Regional Medical Center
       5.20%, 10/1/05 (MBIA Insured)                                     $    2,000    $    2,016
-------------------------------------------------------------------------------------------------
Broward County Airport, 5.25%, 10/1/10 (MBIA Insured) *                       2,000         1,965
-------------------------------------------------------------------------------------------------
Dade County
    Aviation
       5.40%, 10/1/03 (MBIA Insured) *                                        1,140         1,158
       ------------------------------------------------------------------------------------------
       6.20%, 10/1/24 (MBIA Insured) *                                           50            51
       ------------------------------------------------------------------------------------------
    Resource Recovery Fac.
       6.00%, 10/1/06 (AMBAC Insured) *                                       2,500         2,607
-------------------------------------------------------------------------------------------------
Dade County IDA, PCR, Florida Power and Light Co.
       VRDN (Currently 3.80%)                                                   600           600
-------------------------------------------------------------------------------------------------
Dade County School Dist., GO
       5.50%, 8/1/04 (MBIA Insured)                                           2,000         2,050
       ------------------------------------------------------------------------------------------
       6.00%, 7/15/04 (MBIA Insured)                                          3,545         3,701
-------------------------------------------------------------------------------------------------
Duval County School Dist., GO
       6.125%, 8/1/04 (AMBAC Insured)                                         2,000         2,083
-------------------------------------------------------------------------------------------------
Florida, GO, Board of Ed., 5.125%, 7/1/11 (FGIC Insured)                      1,000           981
-------------------------------------------------------------------------------------------------
Florida Dept. of Corrections, Okeechobee Correctional
       5.80%, 3/1/02 (AMBAC Insured)                                          1,005         1,027
-------------------------------------------------------------------------------------------------
Florida Dept. of Natural Resources
    Dept. of Environmental Protection
       6.00%, 7/1/08 (AMBAC Insured)                                          2,845         3,009
       ------------------------------------------------------------------------------------------
    Dept. of Environmental Preservation
       5.50%, 7/1/07 (FSA Insured)                                            1,000         1,026
       ------------------------------------------------------------------------------------------
       5.50%, 7/1/09 (FSA Insured)                                            3,000         3,070
-------------------------------------------------------------------------------------------------
Florida Dept. of Transportation, Turnpike Auth
       5.25%, 7/1/11 (MBIA Insured)                                           1,950         1,938
-------------------------------------------------------------------------------------------------
Florida Division of Bond Fin
    Dept. of Environmental Preservation
       5.50%, 7/1/07 (AMBAC Insured)                                          2,000         2,043
       ------------------------------------------------------------------------------------------
       6.00%, 7/1/05 (MBIA Insured)                                             500           524
       ------------------------------------------------------------------------------------------
       6.00%, 7/1/06 (MBIA Insured)                                           4,350         4,574
-------------------------------------------------------------------------------------------------

T. ROWE PRICE FLORIDA INTERMEDIATE TAX-FREE FUND
--------------------------------------------------------------------------------

                                                                                Par         Value
-------------------------------------------------------------------------------------------------
                                                                                  In thousands
Florida Housing Fin. Agency
    Multi-Family Housing
       5.80%, 2/1/08                                                     $    1,000    $    1,024
       ------------------------------------------------------------------------------------------
       5.80%, 8/1/08                                                          1,000         1,026
-------------------------------------------------------------------------------------------------
Florida Municipal Power Agency
    All-Requirements Power Supply
       6.25%, 10/1/21 (AMBAC Insured)
       (Prerefunded 10/1/02+)                                                 1,700         1,793
-------------------------------------------------------------------------------------------------
Florida Turnpike Auth., 5.50%, 7/1/05 (AMBAC Insured)                         1,000         1,025
-------------------------------------------------------------------------------------------------
Gainesville, Utilities, 6.40%, 10/1/05                                        1,500         1,582
-------------------------------------------------------------------------------------------------
Hillsborough County
    Environmentally Sensitive Lands Acquisition
       6.20%, 7/1/05 (AMBAC Insured)
       (Prerefunded 7/1/02+)                                                  1,485         1,561
       ------------------------------------------------------------------------------------------
    Improvement Program
       6.00%, 8/1/04 (FGIC Insured)                                           1,895         1,979
-------------------------------------------------------------------------------------------------
Hillsborough County IDA, PCR, Tampa Electric
       VRDN (Currently 3.75%)                                                   300           300
-------------------------------------------------------------------------------------------------
Hillsborough County Port Dist., Tampa Port Auth
       6.50%, 6/1/04 (FSA Insured) *                                          2,000         2,108
-------------------------------------------------------------------------------------------------
Hillsborough County School Dist., GO
       7.00%, 8/15/05 (MBIA Insured)                                          3,700         4,050
-------------------------------------------------------------------------------------------------
Indian Trace Community Dev. Dist.
    Water Management
       5.50%, 5/1/06 (MBIA Insured)                                           1,215         1,244
       ------------------------------------------------------------------------------------------
       5.50%, 5/1/07 (MBIA Insured)                                             550           563
-------------------------------------------------------------------------------------------------
Jacksonville HFA, Charity Obligation Group
       5.00%, 8/15/11 (MBIA Insured)                                            750           723
-------------------------------------------------------------------------------------------------
Kissimmee Water and Sewer Systems
       5.50%, 10/1/11 (FGIC Insured)                                          1,500         1,520
-------------------------------------------------------------------------------------------------
Lakeland Electric and Water, 6.55%, 10/1/04 (FSA Insured)                     3,755         4,002
-------------------------------------------------------------------------------------------------
Lee County IDA, Bonita Springs Utilities
       5.80%, 11/1/11 (MBIA Insured) *                                        1,325         1,349
-------------------------------------------------------------------------------------------------
Manatee County, Public Utilities
       6.75%, 10/1/05 (MBIA Insured)                                          2,000         2,171
-------------------------------------------------------------------------------------------------

T. ROWE PRICE FLORIDA INTERMEDIATE TAX-FREE FUND
--------------------------------------------------------------------------------

                                                                                Par         Value
-------------------------------------------------------------------------------------------------
                                                                                  In thousands
Orange County, Public Service Tax
       5.60%, 10/1/07 (FGIC Insured)                                     $      500    $      516
-------------------------------------------------------------------------------------------------
Orlando and Orange County
    Expressway Auth.
       6.50%, 7/1/10 (FGIC Insured)                                           1,000         1,100
       ------------------------------------------------------------------------------------------
       6.50%, 7/1/11 (FGIC Insured)                                           1,000         1,103
-------------------------------------------------------------------------------------------------
Osceola County HFA
    Evangelical Lutheran Good Samaritan Society
       5.50%, 5/1/03 (AMBAC Insured)                                            660           672
       ------------------------------------------------------------------------------------------
       5.50%, 5/1/04 (AMBAC Insured)                                            700           713
       ------------------------------------------------------------------------------------------
       5.50%, 5/1/05 (AMBAC Insured)                                            735           749
-------------------------------------------------------------------------------------------------
Palm Beach County
       5.75%, 6/1/13 (FGIC Insured)                                           3,000         3,084
-------------------------------------------------------------------------------------------------
Palm Beach County, GO, 6.875%, 12/1/03                                          325           348
-------------------------------------------------------------------------------------------------
Pasco County, Solid Waste Disposal and Resource Recovery
       5.75%, 4/1/05 (AMBAC Insured) *                                        1,130         1,161
-------------------------------------------------------------------------------------------------
Reedy Creek Improvement Dist.
       5.125%, 10/1/14 (MBIA Insured)                                         1,500         1,421
       ------------------------------------------------------------------------------------------
       6.375%, 6/1/05 (MBIA Insured)
       (Prefunded 6/1/01+)                                                       65            67
-------------------------------------------------------------------------------------------------
Reedy Creek Improvement Dist., GO
       6.375%, 6/1/05 (MBIA Insured)                                            435           448
-------------------------------------------------------------------------------------------------
Tampa, Catholic Health East, 5.25%, 11/15/11 (MBIA Insured)                   2,550         2,519
-------------------------------------------------------------------------------------------------
Tampa Solid Waste Systems, McKay Bay Refuse to Energy
       5.25%, 10/1/12 *                                                       1,300         1,264
-------------------------------------------------------------------------------------------------
Venice, Bon Secours Health Systems
       5.40%, 8/15/08 (MBIA Insured)                                          1,290         1,306
-------------------------------------------------------------------------------------------------
West Orange Healthcare Dist., 5.50%, 2/1/10                                     750           706
-------------------------------------------------------------------------------------------------
Total Florida (Cost $79,647)                                                               79,620
                                                                                         --------

PUERTO RICO 4.1%

Puerto Rico Electric Power Auth
       5.25%, 7/1/14 (MBIA Insured)                                           2,000         1,945
-------------------------------------------------------------------------------------------------
Puerto Rico Municipal Fin. Agency, GO
       5.875%, 8/1/14 (FSA Insured)                                           1,500         1,547
-------------------------------------------------------------------------------------------------
Total Puerto Rico (Cost $3,600)                                                             3,492
                                                                                         --------

T. ROWE PRICE FLORIDA INTERMEDIATE TAX-FREE FUND
--------------------------------------------------------------------------------

                                                                               Value
------------------------------------------------------------------------------------
                                                                        In thousands
Total Investments in Securities

98.8% of Net Assets (Cost $83,247)                                          $ 83,112

Other Assets Less Liabilities                                                  1,004
                                                                            --------

NET ASSETS                                                                  $ 84,116
                                                                            ========

Net Assets Consist of:

Accumulated net realized gain/loss - net of distributions                   $ (1,087)

Net unrealized gain (loss)                                                      (135)

Paid-in-capital applicable to 8,215,460 no par value shares
of beneficial interest outstanding; unlimited number of shares authorized     85,338
                                                                            --------

NET ASSETS                                                                  $ 84,116
                                                                            ========

NET ASSET VALUE PER SHARE                                                   $  10.24
                                                                            ========

    *  Interest subject to alternative minimum tax
    +  Used in determining portfolio maturity
AMBAC  AMBAC Indemnity Corp.
 FGIC  Financial Guaranty Insurance Company
  FSA  Financial Security Assurance Corp.
   GO  General Obligation
  HFA  Health Facility Authority
  IDA  Industrial Development Authority
 MBIA  Municipal Bond Investors Assurance Corp.
  PCR  Pollution Control Revenue
 VRDN  Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE FLORIDA INTERMEDIATE TAX-FREE FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands
                                                                            Year
                                                                           Ended
                                                                         2/29/00
Investment Income (Loss)
Interest income                                                         $ 4,630
                                                                        -------
Expenses
 Investment management                                                      352
 Custody and accounting                                                      98
 Shareholder servicing                                                       67
 Prospectus and shareholder reports                                          20
 Legal and audit                                                             13
 Trustees                                                                     6
 Registration                                                                 3
 Miscellaneous                                                                4
                                                                        -------
 Total expenses                                                             563
 Expenses paid indirectly                                                    (2)
                                                                        -------
 Net expenses                                                               561
                                                                        -------
Net investment income (loss)                                              4,069
                                                                        -------
Realized and Unrealized Gain (Loss)

Net realized gain (loss)
 Securities                                                                (953)
 Futures                                                                    (68)
                                                                        -------
 Net realized gain (loss)                                                (1,021)
Change in net unrealized gain or loss on securities                      (4,518)
                                                                        -------
Net realized and unrealized gain (loss)                                  (5,539)
                                                                        -------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                                  $(1,470)
                                                                        =======

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE FLORIDA INTERMEDIATE TAX-FREE FUND
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands
                                                              Year
                                                             Ended
                                                           2/29/00      2/28/99
-------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets
  Operations
   Net investment income (loss)                          $   4,069    $   3,907
   Net realized gain (loss)                                 (1,021)         492
   Change in net unrealized gain or loss                    (4,518)         468
                                                         ----------------------
   Increase (decrease) in net assets from operations        (1,470)       4,867
                                                         ----------------------
  Distributions to shareholders
   Net investment income                                    (4,069)      (3,907)
   Net realized gain                                          (189)          --
                                                         ----------------------
   Decrease in net assets from distributions                (4,258)      (3,907)
                                                         ----------------------
  Capital share transactions*
   Shares sold                                              30,649       39,525
   Distributions reinvested                                  3,020        2,822
   Shares redeemed                                         (46,445)     (31,628)
                                                         ----------------------
   Increase (decrease) in net assets from capital
   share transactions                                      (12,776)      10,719
                                                         ----------------------
  Net Assets
  Increase (decrease) during period                        (18,504)      11,679
  Beginning of period                                      102,620       90,941
                                                         ----------------------
  End of period                                          $  84,116    $ 102,620
                                                         ======================
*Share information
   Shares sold                                               2,948        3,646
   Distributions reinvested                                    289          261
   Shares redeemed                                          (4,469)      (2,923)
                                                         ----------------------
   Increase (decrease) in shares outstanding                (1,232)         984

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE FLORIDA INTERMEDIATE TAX-FREE FUND
--------------------------------------------------------------------------------
                                                               February 29, 2000

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

      T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The Florida Intermediate Tax-Free Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the trust and commenced operations on March 31, 1993.

      The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

      Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

      Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

      Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

      Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

T. ROWE PRICE FLORIDA INTERMEDIATE TAX-FREE FUND
--------------------------------------------------------------------------------

NOTE 2 - INVESTMENT TRANSACTIONS

      Purchases and sales of portfolio securities, other than short-term securities, aggregated $27,645,000 and $37,871,000 respectively, for the year ended February 29, 2000.

NOTE 3 - FEDERAL INCOME TAXES

      No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. As of February 29, 2000, the fund had capital loss carryforwards for federal income tax purposes of $871,000, all of which expires in 2008. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

      In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended February 29, 2000. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

      --------------------------------------------------------------------------
      Undistributed net realized gain                                   $26,000
      Paid-in-capital                                                   (26,000)

      At February 29, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $83,247,000. Net unrealized loss aggregated $135,000 at period-end, of which $599,000 related to appreciated investments and $734,000 to depreciated investments.

T. ROWE PRICE FLORIDA INTERMEDIATE TAX-FREE FUND
--------------------------------------------------------------------------------

NOTE 4 - RELATED PARTY TRANSACTIONS

      The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $25,000 was payable at February 29, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.05% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At February 29, 2000, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

      Under the terms of the investment management agreement, the manager had been required to bear any expenses through February 28, 1999, which would cause the fund's ratio of total expenses to average net assets to exceed 0.60%. Thereafter, through February 28, 2001, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 0.60%. Pursuant to this agreement, $6,000 of unaccrued management fees were repaid during the year ended February 29, 2000.

      In addition, the fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $124,000 for the year ended February 29, 2000, of which $12,000 was payable at period-end.

T. ROWE PRICE FLORIDA INTERMEDIATE TAX-FREE FUND
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees of T. Rowe Price State Tax-Free Income Trust and Shareholders of Florida Intermediate Tax-Free Fund

      In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Florida Intermediate Tax-Free Fund (one of the portfolios comprising T. Rowe Price State Tax-Free Income Trust, hereafter referred to as "the Fund") at February 29, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000, by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

      PricewaterhouseCoopers LLP

      Baltimore, Maryland
      March 17, 2000

T. ROWE PRICE FLORIDA INTERMEDIATE TAX-FREE FUND
--------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 2/29/00
--------------------------------------------------------------------------------
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o     $40,000 from short-term gains,

o $49,000 from long-term capital gains, subject to the 20% rate gains category,

o     $4,102,000 which qualified as exempt-interest dividends.
--------------------------------------------------------------------------------

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person  Available in T. Rowe Price Investor Centers.

ACCOUNT SERVICES

Checking  Available on most fixed income funds ($500 minimum).

Automatic Investing  From your bank account or paycheck.

Automatic Withdrawal  Scheduled, automatic redemptions.

Distribution Options  Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(R)and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

BROKERAGE SERVICES*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates. **

INVESTMENT INFORMATION

Combined Statement  Overview of all your accounts with T. Rowe Price.

Shareholder Reports  Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update  Quarterly review of all T. Rowe Price fund results.

Insights  Educational reports on investment strategies and financial markets.

Investment Guides  Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
** Based on a September 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery*
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Bond
International Bond

MONEY MARKET FUNDS+

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio


*     Closed to new investors.
+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [V6021] is issued by Security Benefit Life Insurance Company. In New York, it [FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

For fund and account information or to conduct transactions, 24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account or obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement plan participants:
The appropriate 800 number appears on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132 or visit our Web site

Baltimore Area
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

Invest With Confidence(R)
T.RowePrice [LOGO]

T. Rowe Price Investment Services, Inc., Distributor.      F91-050  2/29/00